UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 08, 2026

AMPCO-PITTSBURGH CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-898	25-1117717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue Suite 301
Carnegie, Pennsylvania		15106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 456-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	AP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2026, Ampco-Pittsburgh Corporation (the "Corporation") held its annual meeting of shareholders. The following are the voting results for the proposals that were voted upon by the Corporation’s shareholders at that meeting:

1. In the election of two directors for a term that expires in 2029:

	For	Withheld	Broker Non-Votes
J. Brett McBrayer	10,903,236	91,315	5,990,547
Darrell L. McNair	9,614,803	1,379,748	5,990,547

2. To approve, in a non-binding advisory vote, the compensation of the Corporation’s named executive officers:

For	Against	Abstain	Broker Non-Votes
10,273,057	674,478	47,016	5,990,547

3. To ratify the appointment of BDO USA, P.C. as the independent registered public accounting firm for 2026:

For	Against	Abstain
16,875,050	65,409	44,639

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

Date:	May 12, 2026	By:	/s/ David G. Anderson
David G. Anderson Vice President, Chief Financial Officer and Treasurer